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                     THIRD AMENDMENT TO THE CREDIT AGREEMENT

               THIRD AMENDMENT, dated as of December 12, 1997, among AUTHENTIC FITNESS PRODUCTS INC. (the "Borrower"), AUTHENTIC FITNESS CORPORATION ("Parent"), the Lenders party to the Credit Agreement referred to below, THE BANK OF NOVA SCOTIA ("Scotiabank") and GENERAL ELECTRIC CAPITAL CORPORATION ("GE Capital"), as Agents (the "Agents") for the Lenders thereunder, SCOTIABANK, as Administrative Agent and Paying Agent for the Lenders thereunder and as Swing Line Bank and the Fronting Bank thereunder, GE CAPITAL, as Documentation Agent and Collateral Agent for the Lenders thereunder, and SOCIETE GENERALE, as Co-Agent for the Lenders thereunder.

                              W I T N E S S E T H :

               WHEREAS, the parties hereto have entered into that certain Credit Agreement, dated as of September 6, 1996 (such Agreement, as amended, supplemented or otherwise modified from time to time, being hereinafter referred to as the "Credit Agreement," and capitalized terms defined therein and not otherwise defined herein being used herein as therein defined); and

               WHEREAS, the Borrower desires to have the Lenders consent to a certain transaction and amend certain provisions of the Credit Agreement; and

               WHEREAS, the Lenders have agreed to such consent and amendment upon the terms and subject to the conditions provided herein;

               NOW, THEREFORE, in consideration of the premises, covenants and agreements contained herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

               SECTION 1. Consent. The Lenders hereby consent to Parent and the Borrower entering into the Stock Repurchase Program, subject to their compliance with Section 5.02(g)(ii)(C) of the Credit Agreement and subject to Parent and the Borrower not incurring any obligations or entering into any commitments thereunder beyond what is permitted by such Section 5.02(g)(ii)(C). Any cash payments made by Parent or the Borrower in connection therewith shall be treated as a payment on account of the repurchase of shares of Parent's common stock, whether or not such repurchase occurs, for purposes of Section 5.02(g)(ii)(C) of the Credit Agreement. Notwithstanding anything






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in the Loan Documents to the contrary, the security interest granted by the
Borrower to the Collateral Agent in the Borrower's right, title and interest in and under the agreements relating to the Stock Repurchase Program shall be limited to accounts receivable and general intangibles for money due or to become due thereunder. The Borrower agrees that so long as an Event of Default has occurred and is continuing, it shall take such actions under the Stock Repurchase Program as the Collateral Agent shall instruct in writing.

               SECTION 2. Amendments. The Lenders, the Agents, the Borrower and Parent hereby agree to the following amendments to the Credit Agreement:

               (a) The definition of "Adjusted Net Worth" in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

               "Adjusted Net Worth" at any time means Net Worth at such time plus extraordinary or non-recurring non-cash losses of Parent and its Subsidiaries on a Consolidated basis in an aggregate amount not to exceed $20,000,000 during the period from the Effective Date to the Termination Date plus the aggregate amount (not to exceed the amount permitted pursuant to Section 5.02(g)(ii)(C) hereof) applied to repurchase common stock of Parent or make cash payments under the Stock Repurchase Program in accordance with the terms hereof."

               (b) The definitions of "Borrowing Base," "Borrowing Base Certificate" and "Net Receivables"in Section 1.01 of the Credit Agreement are hereby deleted.

               (c) Clause (a) of the definition of "Unused Revolving Credit Commitment" in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

               "(a) such Lender's Revolving Credit Commitment at such time minus"

               (d) The following definition shall be added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

               "Stock Repurchase Program" means an arrangement to be entered into between Parent and Citibank, N.A. whereby Parent simultaneously sells and purchases offsetting put and call options with maturities of up to one year. Under the program Parent will from


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               time to time enter into transactions which do not require Parent to fund share repurchases on the trade date, but rather give Parent the benefit of locking in a future purchase price for its stock close to the current market price and the right to all or a portion of any appreciation in the shares between the trade date and the option expiration date. The options provide Parent with the right to either fully purchase the shares on the option expiration date at the agreed upon future price or to receive or pay the difference between the agreed upon future price and the market price at option expiration, in cash or in shares of its stock. As part of the transaction, in order to minimize the future price, the benefit of Parent's stock appreciation is capped at a predetermined level. Any cash settlements will be funded through dividends to be paid by the Borrower to Parent."

               (e) Clause (B) of Section 2.05(b)(ii) of the Credit Agreement is hereby amended to read as follows:

               "(B) the Revolving Credit Commitments on such Business Day."

               (f) Section 2.07(a) of the Credit Agreement is hereby amended by deleting the phrase "(determined without regard to the Borrowing Base)" from the fourth and fifth lines thereof.

               (g) Section 5.02(g)(ii)(C) of the Credit Agreement is hereby amended to read as follows:

               "(C) after and subject to its achieving the minimum EBITDA covenant for the three Fiscal Quarter period ending on or about March 31, 1997 as set forth in Section 5.04(d) hereof, repurchase shares of its common stock and make cash payments under the Stock Repurchase Program in an aggregate amount not to exceed $20,000,000, which amount shall be increased to $30,000,000 after and subject to its achieving Consolidated EBITDA of Parent and its Subsidiaries of at least $60,000,000 for any period of four
               (4) consecutive Fiscal Quarters and a ratio of Total Debt to Consolidated EBITDA of Parent and its Subsidiaries for such period of not greater than 2.75:1.00, in each case plus the amount of cash payments made by Citibank, N.A. to Parent under the Stock Repurchase Program;"


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               (h) Section 5.02(g)(iii)(A)(II) of the Credit Agreement is hereby amended to read as follows:

               "to be used by Parent to repurchase its common stock and to make payments under the Stock Repurchase Program, in amounts not to exceed the amounts permitted to be paid by Parent under Section 5.02(g)(ii)(C); provided, however, that as at the date any such dividend is paid, Parent and the Borrower shall each deliver to the Lenders a certificate dated as of such date, of the type required by Section 3.01(f)(x),"

               (i) The last sentence of Section 5.03(a) of the Credit Agreement is hereby amended to read as follows:

               "Upon the Collateral Agent's request, the Borrower shall deliver to the Agents such other additional data as the Collateral Agent shall request."

               (j) The reference to "$100,000,000" on the second line of Section 5.04(b) of the Credit Agreement is hereby changed to "$82,000,000."

               (k) Section 5.04(c) of the Credit Agreement is hereby amended to read as follows:

               "(c) Maximum Total Debt to EBITDA Ratio. Maintain, as of the end of each fiscal month, a ratio of Total Debt to Consolidated EBITDA of Parent and its Subsidiaries for such period of twelve fiscal months ending at the end of each such fiscal month of not greater than the amount set forth below for each fiscal month ending during the period set forth below:

               Twelve Fiscal Month Period
                   Ending on or About                            Ratio
                   ------------------                            -----
               June 30, 1997 - August 31, 1997                   3.25:1.00
               September 30, 1997 - August 31, 1998              3.00:1.00
               September 30, 1998 and thereafter                 2.75:1.00

               (l) Section 5.04(d) of the Credit Agreement is hereby amended by deleting the Minimum EBITDA number for September 30, 1998 and thereafter and substituting the following:

               "September 30, 1998                        $55,000,000
                December 31, 1998                         $55,000,000
                March 31, 1999 and thereafter             $66,000,000"

               SECTION 3. Conditions to Effectiveness. This Amendment shall become effective as of the date hereof when, and only when, the Agents shall have received (a) counterparts of


                                       4





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this Amendment executed by Parent, the Borrower and the Lenders or, as to the
Lenders, advice satisfactory to the Agents that such Lenders have executed this Amendment, (b) a copy of the annexed Consent of Guarantors executed by the parties thereto and (c) the fee referred to in the first sentence of Section 6 hereof.

               SECTION 4. Representations and Warranties. Parent and the Borrower hereby jointly and severally represent and warrant to the Lenders and the Agents as follows:

               (a) After giving effect to this Amendment, each of the representations and warranties in Article IV of the Credit Agreement and in the other Loan Documents are correct on and as of the date hereof as though made on and as of such date, except to the extent any such representation or warranty expressly relates to an earlier date.

               (b) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof.

               (c) The execution, delivery and performance by Parent and the Borrower of this Amendment have been duly authorized by all necessary or proper corporate action and do not require the consent or approval of any Person which has not been obtained.

               (d) This Amendment has been duly executed and delivered by the Borrower and Parent and each of this Amendment and the Credit Agreement as amended hereby constitutes the legal, valid and binding obligation of the Borrower and Parent, enforceable against them in accordance with its terms.

               SECTION 5. Reference to and Effect on the Loan Documents. (a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement and the other Loan Documents to "this Agreement," "hereunder," "hereof," "herein," or words of like import, shall mean and be a reference to the Credit Agreement as amended hereby.

               (b) Except to the extent waived or amended herein, the provisions of the Credit Agreement and all of the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

               (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Agents under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

               SECTION 6. Fees, Costs and Expenses. Parent and the Borrower agree to pay to the Administrative Agent for the benefit


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of the Lenders, based on their Pro Rata Shares, a fee in the amount of $500,000.
Parent and the Borrower further agree to pay on demand (i) all costs, fees and expenses of the Agents in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered pursuant hereto, including the reasonable fees and out-of-pocket expenses of counsel for the Agents with respect thereto, and (ii) all other costs and expenses otherwise required under Section 8.04 of the Credit
Agreement.

               SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

               SECTION 8. Governing Law. This Amendment shall be governed by and construed and interpreted in accordance with the laws of the State of New York applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws.

               IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

                                            GENERAL ELECTRIC CAPITAL
                                              CORPORATION

                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:

                                       THE BANK OF NOVA SCOTIA

                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:

                                       SOCIETE GENERALE

                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:

                                       UNION BANK OF CALIFORNIA

                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:

ACCEPTED AND AGREED TO:


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AUTHENTIC FITNESS PRODUCTS INC.

By:
   -----------------------------
   Name:
   Title:

AUTHENTIC FITNESS CORPORATION

By:
   -----------------------------
   Name:
   Title:


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                              CONSENT OF GUARANTORS

               The undersigned, a party to the Subsidiary Guaranty, Security Agreement and Trademark, Patent and Copyright Security Agreement, each dated as of September 6, 1996, hereby consents to the terms of the foregoing Amendment dated as of December 12, 1997 (to which this Consent is annexed) and confirms that such Subsidiary Guaranty, Security Agreement and Trademark, Patent and Copyright Security Agreement remain in full force and effect and continue to secure the Obligations pursuant to the terms thereof.

Dated as of December 12, 1997

                                      AUTHENTIC FITNESS RETAIL INC.

                                      By:
                                         -----------------------------------
                                         Name:
                                         Title:

                                      CCC ACQUISITION CORP.

                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:

                                      CCC ACQUISITION REALTY CORP.

                                       By:
                                          ------------------------------------
                                          Name:
                                          Title:

                                      CCC TEN. CORP.

                                       By:
                                          ------------------------------------
                                          Name:
                                          Title:

                                      CCC CAL. CORP.

                                       By:
                                          ------------------------------------
                                          Name:
                                          Title:


                                       8

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